GOF P-10 08/15

SUPPLEMENT DATED AUGUST 21, 2015

TO THE CURRENTLY EFFECTIVE PROSPECTUSES

 OF

EACH OF THE LISTED FUNDS

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin California Tax-Exempt Money Fund

Franklin Federal Tax-Free Income Fund

Franklin Municipal Securities Trust

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin New York Intermediate-Term Tax-Free Income Fund

Franklin Tax-Free Trust

Franklin Alabama Tax-Free Income Fund

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Insured Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

The Prospectus is amended as follows:

I. For the Franklin Double Tax-Free Income Fund, the second sentence under the “Fund Summary – Principal Investment Strategies” section on page 4 is revised as follows:

The Fund focuses on the municipal securities of U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands. Because of the Fund’s historical focus on Puerto Rico municipal securities, the Fund’s portfolio may consist to a large extent of such securities.

II. For the Franklin Double Tax-Free Income Fund, the second through sixth paragraphs under the “Fund Summary – Principal Risks – Puerto Rico and U.S. Territories” section starting on page 5 are replaced as follows:

Puerto Rico and its municipal issuers have continued to experience significant financial difficulties, which have created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets. Credit rating firms have repeatedly downgraded Puerto Rico’s general obligation debt, along with the ratings of certain related Puerto Rico issuers, further below investment grade. Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, Puerto Rico may still appeal to the U.S. Supreme Court, and Puerto Rico continues to seek the expansion of Chapter 9 bankruptcy eligibility to Puerto Rico. The governor of Puerto Rico has publicly called for a restructuring of Puerto Rico debt obligations and certain other Puerto Rico issuers continue to negotiate with creditors for a financial restructuring. In addition, a Puerto Rico agency recently failed to make a full scheduled debt payment. A restructuring of some or all of the commonwealth's debt, or a further decline in market prices of Puerto Rico debt obligations, may affect the Fund’s investments and its performance.

Because the Fund has historically invested primarily in Puerto Rico municipal securities, the Fund’s portfolio may consist to a large extent of such securities. These holdings may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities. Although the Fund is closed to new investments, it still must invest any net cash generated through the maturity or sale of portfolio holdings and dividend and capital gain reinvestments. If the Fund is unable to find sufficient Puerto Rico or other U.S. territory bonds that meet its investment policies, it may be unable to meet its investment goal.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice. The information provided is based on data as of August 10, 2015, from historically reliable sources, but the investment manager has not independently verified it. This information could change quickly and without notice and is generally only updated annually.

III. For the Franklin Double Tax-Free Income Fund, “Fund Details – Principal Risks – State and U.S. Territories” section, the fifth paragraph on page 65 is revised as follows:

Because the Double Tax-Free Fund has historically invested primarily in Puerto Rico municipal securities, the Fund’s portfolio may consist to a large extent of such securities. These holdings may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities. Although the Double Tax-Free Fund is closed to new investments, it still must invest any net cash generated through the maturity or sale of portfolio holdings and dividend and capital gain reinvestments. If the Double Tax-Free Fund is unable to find sufficient Puerto Rico or other U.S. territory bonds that meet its investment policies, it may be unable to meet its investment goal.

IV. For all Funds, the paragraphs beginning with either “Certain municipal issuers…” or “The Commonwealth of Puerto Rico…” in the “Fund Details – Principal Risks – State and U.S. Territories” section are revised as follows:

Puerto Rico and its municipal issuers have continued to experience significant financial difficulties, which have created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets. Credit rating firms have repeatedly downgraded Puerto Rico’s general obligation debt, along with the ratings of certain related Puerto Rico issuers, further below investment grade. Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, Puerto Rico may still appeal to the U.S. Supreme Court, and Puerto Rico continues to seek the expansion of Chapter 9 bankruptcy eligibility to Puerto Rico. The governor of Puerto Rico has publicly called for a restructuring of Puerto Rico debt obligations and certain other Puerto Rico issuers continue to negotiate with creditors for a financial restructuring. In addition, a Puerto Rico agency recently failed to make a full scheduled debt payment. A restructuring of some or all of the commonwealth's debt, or a further decline in market prices of Puerto Rico debt obligations, may affect the Fund’s investments and its performance.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice. The information provided is based on data as of August 10, 2015, from historically reliable sources, but the investment manager has not independently verified it. This information could change quickly and without notice and is generally only updated annually.

Please keep this supplement with your prospectus for future reference.

GOF SA-2 08/15

SUPPLEMENT DATED AUGUST 21, 2015

TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

 OF

EACH OF THE LISTED FUNDS

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin California Tax-Exempt Money Fund

Franklin Federal Tax-Free Income Fund

Franklin Municipal Securities Trust

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin New York Intermediate-Term Tax-Free Income Fund

Franklin Tax-Free Trust

Franklin Alabama Tax-Free Income Fund

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Insured Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

The Statement of Additional Information is amended as follows:

I. For all Funds, the “State and U.S. Territory Risks – U.S. Territories – Puerto Rico.” section is revised as follows:

Puerto Rico.    The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean. Puerto Rico, along with its related issuers, is among the largest and most widely held issuers of municipal bonds, due in part to its bonds exemption from federal, local and state taxes in all U.S. states. However, certain municipal issuers in Puerto Rico have continued to experience significant financial difficulties. Credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service have downgraded their respective ratings of Puerto Rico’s general obligation debt further below investment grade, along with the ratings of certain related Puerto Rico issuers. On July 1, 2015, Moody’s downgraded Puerto Rico’s general obligation rating to Caa3, following a June 2015 Standard and Poor’s downgrade to CCC- with a negative outlook, and a June 2015 downgrade by Fitch Ratings to CC. Additionally, several of the other agencies have maintained a negative outlook on certain Puerto Rico issuers. Although the Fund has not been required to sell securities that have been downgraded to below investment grade, it is prohibited from making further purchases of any securities not rated investment grade by at least one U.S. nationally recognized rating service.

Continuing downgrades have created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect the Fund’s investments and its performance.

In June 2014, Governor Padilla signed into law the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (Act), citing a "fiscal emergency" relating to certain of its public corporations. According to the governor, the Act was meant to provide a legal framework that can be used by certain Puerto Rico public corporations, including Puerto Rico Electric Power Authority (PREPA), to seek protection from creditors and to reorganize and restructure their debt should they become insolvent. Although Puerto Rico is a U.S. territory, neither Puerto Rico nor its subdivisions or agencies are currently eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. The Act, by its terms, does not apply to the commonwealth's general obligation debt, sales tax-backed bonds (COFINA) or the debt of other agencies that is implicitly or explicitly backed by the commonwealth. Among other things, the Act would allow a minority of bondholders to bind the entire class of such holders and would allow investor collateral to be used for other purposes. In the event that a public corporation becomes insolvent and takes advantage of the Act, holders of such public corporation's debt, such as the Fund, could lose certain of their rights as creditors of the public corporation. Bondholders likely would not receive timely payment of all principal and interest due to them, and in some cases, may not receive any further payments of principal and interest. In addition, the value of such debt would be impacted, which could affect the Fund's liquidity and performance.

In June 2014, certain Franklin Templeton municipal bond mutual funds, along with other unaffiliated funds, filed a complaint in the United States District Court for the District of Puerto Rico seeking a declaratory judgment that the Act is unconstitutional and not enforceable. In February 2015, the District Court ruled in favor of the plaintiffs and ruled the Act to be unconstitutional. Puerto Rico appealed the decision and a hearing was held in May and on July 6, 2015, the First Circuit Court of Appeals upheld the lower court's ruling. It is not known at this time what Puerto Rico's next steps will be.

Other than the newly enacted Act, no statute expressly allows Puerto Rico to pursue a public bankruptcy or reorganization. As an alternative to the Act, certain members of Congress and others are advocating for the passage of bills in the House of Representatives and the Senate, which would amend Chapter 9 of the U.S. Bankruptcy Code to permit Puerto Rico and its public corporations to file for bankruptcy. It is uncertain whether either of these bills, or similar proposals that may be introduced in the future, will ultimately be passed into law and if so, what the specific provisions would be. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objectives.

Beginning in August 2014, PREPA, Puerto Rico’s main supplier of electricity, has participated in ongoing discussions with its creditors, including certain Franklin Templeton municipal bond mutual funds, about a framework to address PREPA’s financial and operational challenges. As part of these discussions, bondholders constituting approximately 60% of PREPA's bondholders agreed not to commence legal proceedings or exercise certain rights relating to claims of default in order to permit the negotiation of a possible financial restructuring. Although the expiration date of this forbearance agreement has been extended multiple times, it is uncertain whether or for how long this agreement will continue. The results of these discussions could impact the value of debt issued by PREPA, which could affect the Fund's liquidity and performance.

On July 16, 2015, S&P further downgraded the rating of Puerto Rico’s Government Development Bank, after its president described an intention to do a debt exchange, possibly at levels less than par. Additionally, the Puerto Rico Public Finance Corporation did not make a full debt service payment due on August 3, 2015.  These bonds required an appropriation by the legislature to pay debt service, and an appropriation to make this payment was not included in the fiscal year 2016 budget approved in June 2015. It is unclear what effect this default may have on Puerto Rico bonds generally.

Puerto Rico's economy has traditionally tracked that of the U.S. mainland. However, Puerto Rico entered its own recession in 2006 ahead of the mainland, and Puerto Rico has yet to recover. The island's unemployment rate at fiscal year-end 2009 was 13.7% before growing to a high of 16.3% at fiscal year-end 2010. It has dropped over the past few years to 12.8% at fiscal year-end 2014 and is estimated at 12.2% as of April 2015. As of the April 2015 estimate, the Puerto Rico Planning Board projects that real GNP declined by 0.2% in fiscal year 2013 and 0.9% in fiscal year 2014. Estimates for 2015 and 2016 have not been publicly released. However, monthly data for 2015 indicates that actual results may show additional declines. Other than slight growth of 0.5% in 2012, the economy contracted in every fiscal year between 2007 and 2014.

Total non-farm payroll employment (seasonally adjusted) has dropped a projected 0.4% on a year-over-year basis as of April 2015. Non-farm payroll employment declined an estimated 2.7% in 2013 and declined an estimated 0.1% in 2014. The largest employment sectors include services (38%), government (25%), trade (19%) and manufacturing (8%). Tourism, which is included in the services number, is 8% of total employment. While the manufacturing sector only makes up 8% of employment, it is the largest sector in terms of gross domestic product. The manufacturing sector has undergone some major changes. Pharmaceuticals, biotechnology and technology became growth areas in the 1990s, but this trend has reversed since then, with manufacturing employment declining 37% from fiscal years 2007 to 2013.

Tourism, an important component of the Puerto Rico economy, had improved through early 2008. However, with the U.S. recession, tourism slowed down, having a negative effect on Puerto Rico’s economy and tax revenues. Average fiscal year hotel occupancy rates previously peaked at 71.7% in 2007 before dropping to 66.2% in 2009. Hotel occupancy has been slowly rebounding and was a projected 69.6% as of December 2014 and 81.6% as of February 2015. Total hotel registrations dipped from 2007-2009, but increased 5.1% in fiscal year 2010, 5.6% in 2011, 9.1% in 2012, 0.3% in 2013 and 3.4% in 2014. As of February 2015, the year-over-year growth was 8.9%.

According to United States Census Bureau, the population of Puerto Rico decreased by 2.2% from 2000 to 2010, and by a preliminary 3.0% from 2010 to 2013. This loss is driven in large part by migration to the United States mainland.

The commonwealth has had deficit financial results for well over a decade. The deficit operations resulted from incorrect revenue assumptions, underestimated spending levels, lack of financial management, poor collection rates and a weak economy, among other things. The Fortuño Administration took over in January 2009, with the challenge of dealing with a projected $3.2 billion deficit for fiscal year 2009. The governor announced and began implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan to comprehensively overhaul the government, both financially and organizationally. The main components of the plan included job cuts, several temporary tax increases, increased tax enforcement, a reorganization of the government and a combination of the federal and a local stimulus plan. This administration made improvements, but the commonwealth still had deficit operations and required the use of debt to meet annual spending needs.

In January 2013, the Padilla Administration took office. In its first year in office, the administration increased and extended the excise tax which was being phased out, increased the sales tax base, increased several taxes and passed sweeping pension reform. The fiscal year 2015 general fund budget is $9.565 billion which is approximately $528 million above unaudited fiscal year 2014 results. For fiscal year 2015 through April 2015, gross general fund revenues were $250.6 million under budget and $38.4 million below the same period in fiscal year 2014.

The commonwealth’s liquidity position is very weak. Because the government's weak credit quality has led to higher borrowing costs as well as market volatility, the government has chosen to use short-term private placements to manage the government’s liquidity. Puerto Rico issued more than $3.5 billion of traditional long-term debt in March 2014 and another $1.2 billion of short-term direct loans and private placements in October 2014 to help manage liquidity. Puerto Rico has announced its intention to issue up to $2.9 billion through the Puerto Rico Infrastructure Financing Authority to refinance a number of loans between the Government Development Bank and the Highways and Transportation Authority or issue Tax and Revenue Anticipation Notes. The Puerto Rico Infrastructure Financing Authority bonds would be secured by a portion of the recently increased petroleum business tax, but the timing and details of either issuance are unclear at this time. To help improve liquidity, Puerto Rico has approved legislation that would allow it to eliminate monthly set-asides for general obligation debt service if this bond deal does not occur. Additional legislation would also allow Puerto Rico to borrow from certain public corporations instead of issuing public debt in the bond market.

In May, the legislature and governor agreed on a 4.5 percentage point increase to the sales and use tax beginning July 1, 2015. This brings the overall rate to 11.5% with 10% payable to the commonwealth and 1.5% payable to the municipalities. The sales and use tax would transition to a value added tax (VAT) by April 1, 2016. Included in this legislation was implementation of a 4% business services tax. These tax increases are expected to raise $1.2 billion. This tax increase formed the basis of the governor’s proposed fiscal year 2015-2016 budget. The $9.8 general fund budget includes $4.2 billion for operational expenses, $4 billion in special allocations and $1.5 billion for debt service. In addition to the $1.2 billion from the recently adopted tax increase, the budget includes $674 million in spending cuts.

As of March 31, 2015, Puerto Rico’s total public sector debt topped $72 billion. This figure includes not just general obligation debt but also debt secured by sales taxes as well as debt issued by Puerto Rico's public corporations and municipalities. Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states for two primary reasons. First, Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. And second, the commonwealth has relied on the capital markets for funding of current year expenses. Puerto Rico’s government debt (direct government debt) has a first claim on available revenues under its Constitution.

According to the preliminary June 30, 2014 actuarial report, Puerto Rico continues to maintain a very large unfunded pension liability and its primary pension fund had an estimated funded ratio of below 1% (using GASB 67) and its teachers’ retirement fund had a funded ratio of 11.5% (using GASB 67). It also had an estimated unfunded other post-employment benefits (OPEB) liability of $2.3 billion as of June 30, 2013. The commonwealth issued pension obligation bonds in early 2008, secured by future employer contributions. In March 2013, the governor and legislature approved sweeping pension reforms to Puerto Rico's general retirement system which should help mitigate the huge increases in annual funding required of the government when assets are depleted. This reform should reduce potential additional annual funding requirements from as high as $700-900 million a year to closer to $200 million. The pension reforms were challenged, but the Puerto Rico Supreme Court upheld their constitutionality in June 2013. In late 2013, the governor and legislature approved reforms to the Teachers Retirement System which were quickly challenged. In April 2014, the Puerto Rico Supreme Court ruled the reforms were unconstitutional and the governor has yet to comment on any alternative plans. Despite this pension reform, the commonwealth still faces large pension requirements and a pension fund with an extremely large unfunded liability.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position. The U.S. House of Representatives has considered legislation that would allow the residents of Puerto Rico to vote on its political status. If approved by Congress, Puerto Rico would first hold a referendum asking residents if they prefer Puerto Rico to be a self-governing commonwealth or to change the island's status. If a majority were to vote for a different status, the island would then hold a second election to decide what status is desired. One of these options would be statehood. The president has recommended Congress appropriate money for Puerto Rico to hold a non-partisan election on the question of political status. It is not clear what the timeline, outcome or repercussions could be of such a vote.

On June 29, 2015, the governor of Puerto Rico, citing a report commissioned by Puerto Rico and written by former World Bank and IMF officials, publicly described Puerto Rico’s debt as “unpayable” and called for a debt restructuring and the expansion of Chapter 9 bankruptcy eligibility to Puerto Rico. Following the governor’s comments, Moody’s, Standard and Poor’s and Fitch Ratings all downgraded Puerto Rico’s general obligation debt further below investment grade, with S&P adding that the potential for a restructuring of some or all of the commonwealth's debt is a significant possibility over the next six months, and market prices of Puerto Rico debt obligations generally declined.

Please keep this supplement with your Statement of Additional Information for future reference.